UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 14, 2009

Secured Income L.P.
(Exact name of registrant as specified in its charter)

Delaware	0-17412	06-1185846
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wilder Richman Resources Corporation 340 Pemberwick Road Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (203) 869-0900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Departure of Directors or Certain Officers

On January 14, 2009, Neal Ludeke resigned his position as Chief Financial Officer (Treasurer) of Wilder Richman Resources Corporation, a general partner of Registrant.

(c) Appointment of Certain Officers

On January 20, 2009, James Hussey was appointed Chief Financial Officer (Treasurer) of Wilder Richman Resources Corporation, a general partner of Registrant.  Mr. Hussey receives no compensation from Registrant or Wilder Richman Resources Corporation.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2009

SECURED INCOME L.P.
(a Delaware limited partnership)

By: Wilder Richman Resources Corporation,
General Partner

By: /s/Richard Paul Richman
Name: Richard Paul Richman
Title: Chief Executive Officer